Exhibit 99.1(b) Celanese Q1 2019 Earnings Monday, April 22, 2019 Conference Call / Webcast Tuesday, April 23, 2019 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Scott Richardson, SVP and Chief Financial Officer © Celanese Celanese Corporation 1

Important Information Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in tariffs, tax rates or legislation; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward- looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's three business segments, Engineered Materials, Acetate Tow and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. © Celanese Celanese Corporation 2

Recent Highlights • Announced appointments of Mark Rohr to Executive Chairman and Lori Ryerkerk to Chief Executive Officer, effective May 1, 2019. • Welcomed A. Lynne Puckett as Senior Vice President and General Counsel. • Announced expansion of thermoplastic co-polyester production unit in Ferrara, Italy to support continued growth in Engineered Materials. • Announced expansion of Clear Lake methanol production to 1.7 million metric tons per year in support of the global reconfiguration of the acid production footprint. • Commercialized 1,075 Engineered Materials projects in the first quarter of 2019, a 45 percent increase year over year. • Completed the acquisition of Next Polymers Ltd., a leading domestic engineering thermoplastics compounder in India. © Celanese Celanese Corporation 3

Opportunity Pipeline Examples Artificial Turf Fields Lithium Ion Batteries • Turf infill is a critical component of artificial turf fields, • Lithium ion batteries increasingly proliferate digital impacting quality of play, health and safety, and cost consumer device and electric vehicle applications • Celanese offers a portfolio of thermoplastic elastomers • Celanese offers numerous GUR® grades for battery (TPE) formulated to be 100 percent PVC free to ensure separator membranes, optimized for enhanced battery player health and protect the environment safety, higher energy storage, and faster charging • Low bulk density polymers result in savings of up to 30% • Celanese offers localized customer solution centers with while maintaining player safety and quality of play membrane processing and testing capabilities © Celanese Celanese Corporation 4

Celanese Corporation Q1 2019 Highlights Q1 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin 10% $2,000 1,851 30% 1,689 1,687 6% $1,500 25.6% 25.0% 2% 23.3% 20% -2% $1,000 10% -6% $500 -10% $0 0% Volume Price CurrencyOther Total Q1 2018 Q4 2018 Q1 2019 QoQ* YoY* GAAP Adjusted • Adjusted earnings per share of $2.62 Diluted EPS EPS • Adjusted EBIT of $421 million and adjusted EBIT margin of 25.0% Q1 2019 $2.64 $2.62 • Operating cash flow of $307 million, a first quarter record Q4 2018 $0.73 $2.38 • Free cash flow of $224 million, a first quarter record Q1 2018 $2.68 $2.79 *QoQ represents Q1 2019 as compared to Q4 2018; YoY represents Q1 2019 as compared to Q1 2018. © Celanese Celanese Corporation 5

Engineered Materials Q1 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin $800 40% 10% $665 $663 $622 $600 5% 27.4% 27.6% $400 24.1% 20% 0% $200 -5% $0 0% Volume Price Currency Other Total Q1 2018 Q4 2018 Q1 2019 QoQ YoY QoQ Segment income highlights YoY Segment income highlights • Segment income margin expansion on higher pricing • Pricing expansion and improved sales mix offset the and volume growth. decrease in volume and unfavorable currency impact. © Celanese Celanese Corporation 6

Acetyl Chain Q1 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin 10% $1,200 $1,051 30% 5% $1,000 $936 $889 $800 0% 24.1% 23.0% 22.8% 20% $600 -5% $400 10% -10% $200 -15% $0 0% Volume Price Currency Other Total Q1 2018 Q4 2018 Q1 2019 QoQ YoY QoQ Segment income highlights YoY Segment income highlights • Volume growth and improved sales mix partially offset • Lower volume and pricing due to reduced global demand. lower pricing due to reduced industry utilization. © Celanese Celanese Corporation 7

Acetate Tow Q1 Performance Factors Affecting Net Sales Net sales (in millions) Total segment income margin 6% $200 $168 60% $161 $166 4% 46.4% 43.4% 40% 2% $100 32.9% 20% 0% -2% $0 0% Volume Price Currency Other Total Q1 2018 Q4 2018 Q1 2019 QoQ YoY QoQ Segment income highlights YoY Segment income highlights • Affiliate earnings increased mainly due to the timing of • Lower volume due to reduced global industry utilization. dividend payments. © Celanese Celanese Corporation 8

Cash Flow Free Cash Flow Q1 2019 (in millions) • Operating cash flow of $307 million $400 • Free cash flow of $224 million; expect $307 $300 $287 approximately $1.2 billion for the year $217 $224 • Net capital expenditures of $79 million; $192 $200 expect $350 to $400 million for the year $143 $126 $100 $55 $0 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Cash flow from operations Free cash flow On-track to generate approximately $3.6 billion of cumulative free cash flow from 2018 to 2020 © Celanese Celanese Corporation 9

Returning Cash to Shareholders Dividend Payout and Share Repurchases Share Repurchases (in millions) • Deployed $200 million in Q1 2019 to $1,200 $1,097 repurchase ~2 million shares $1,000 • ~$500 million remaining share repurchase $800 $741 $701 authorization as of March 31, 2019 $594 $600 Dividend $394 $400 • Returned $70 million to shareholders in $247 $270 $200 dividends in Q1 2019 $88 $0 2012 2013 2014 2015 2016 2017 2018 YTD 2019* Dividend Share Repurchases $4.1 billion returned to shareholders since 2012 via dividends and share repurchases *YTD Year-to-date as of March 31, 2019 © Celanese Celanese Corporation 10